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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2001


                           CALIFORNIA AMPLIFIER, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                       0-12182                95-3647070
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)


                    460 CALLE SAN PABLO
                   CAMARILLO, CALIFORNIA                      93012
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 987-9000


                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

On May 29, 2001, the Registrant issued a press release attached as Exhibit 20.1 to this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CALIFORNIA AMPLIFIER, INC.



Date:  May 31, 2001                    By: /s/ MICHAEL R. FERRON
                                          --------------------------------------
                                           Michael R. Ferron
                                           Vice President Finance and Chief
                                           Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NO.                                DESCRIPTION                                METHOD OF FILING
-------                            -----------                                ----------------
   20.1              Press Release of California Amplifier, Inc.       Filed electronically herewith
                     dated May 29, 2001